Exhibit 32.2


                               ESCALA GROUP, INC.
                  SARBANES-OXLEY ACT SECTION 906 CERTIFICATION

In connection with this quarterly report on Form 10-Q of Escala Group, Inc. for the period ended September 30, 2005, I, Larry Crawford, Executive Vice President and Chief Financial Officer of Escala Group, Inc., hereby certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1. this Form 10-Q for the period ended September 30, 2005 fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2. the information contained in this Form 10-Q for the period ended September 30, 2005 fairly presents, in all material respects, the financial condition and results of operations of Escala Group, Inc.


Dated:   November 8, 2005
                                    /s/ Larry Crawford
                                    ---------------------------------------
                                    Larry Crawford, Executive Vice President
                                    and Chief Financial Officer